Exhibit 23.01
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
•Registration Statement (Form S-3 No. 333-158198) pertaining to the 2009 Dividend Reinvestment and Stock Purchase Plan;
•Registration Statement (Form S-3 No. 333-267475) pertaining to the registration of Debt Securities, Preferred Stock and Common Stock;
•Registration Statement (Form S-3 No. 333-258135) pertaining to the registration of Common Stock;
•Registration Statement (Form S-3 No. 333-274147) pertaining to the registration of Common Stock;
•Registration Statement (Form S-8 No. 333-82193) pertaining to the 1999 Non-Employee Directors’ Stock Incentive Plan;
•Registration Statement (Form S-8 No. 333-32410) pertaining to the Deferred Compensation Plan and the Directors’ Deferred Compensation Plan;
•Registration Statement (Form S-8 No. 333-122382) pertaining to the 2005 Employee Deferred Compensation Plan and the 2005 Directors’ Deferred Compensation Plan;
•Registration Statement (Form S-8 No. 333-264424) pertaining to the 2005 Directors’ Deferred Compensation Plan;
•Registration Statement (Form S-8 No. 333-152044) pertaining to the 2008 Employee Stock Purchase Plan;
•Registration Statement (Form S-8 No. 333-158682) pertaining to the 2009 Long-Term Incentive Plan;
•Registration Statement (Form S-8 No. 333-195625) pertaining to the 2014 Long-Term Incentive Plan;
•Registration Statement (Form S-8 No. 333-232657) pertaining to the 2019 Long-Term Incentive Plan;
•Registration Statement (Form S-8 No. 333-237953) pertaining to the 2020 Long-Term Incentive Plan;
•Registration Statement (Form S-8 No. 333-264423) pertaining to the 2020 Long-Term Incentive Plan; and
•Registration Statement (Form S-8 No. 333-230969) pertaining to the Stock Option Inducement Award Agreement, dated April 22, 2019; the Performance Share Unit Inducement Award Agreement, dated April 22, 2019; the Restricted Stock Inducement Award Agreement (Cliff Vesting), dated April 22, 2019; and the Restricted Stock Inducement Award Agreement (Ratable Vesting), dated April 22, 2019;

of our reports dated February 14, 2024, with respect to the consolidated financial statements and schedule of EQT Corporation and Subsidiaries and the effectiveness of internal control over financial reporting of EQT Corporation and Subsidiaries included in this Annual Report (Form 10-K) of EQT Corporation and Subsidiaries for the year ended December 31, 2023.

/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania

February 14, 2024